                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Rule 14a-12

                              BELLSOUTH CORPORATION
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

--------------------------------------------------------------------------------

The following documents were used in BellSouth's communications with its employees on March 6, 2006, in connection with the proposed merger of AT&T with BellSouth.

                  MERGER BENEFITS & COMPENSATION SUMMARY SHEET
                       FOR OFFICERS (WITH CIC AGREEMENTS)

BENEFITS:     From now until closing, the current benefit plans and compensation programs will continue in the normal course (however, BellSouth maintains the right to modify or terminate any of these programs in accordance with their terms). At closing, AT&T has agreed to continue the same aggregate level of compensation and benefits
              (under plans in effect on March 4, 2006) for former BellSouth employees until the later of 1 year following closing or 12/31/07.
              AT&T has also agreed to maintain certain plans (including the
              SERP, NQDCP/NQDIP, IADP and the executive life insurance plans)
              for at least 2 years without amendment adverse to participants.
              AT&T has no obligation to maintain the employment of any
              particular employee.

BONUSES:      2005 - Not affected by deal and will be paid on March 10, 2006.
              2006 - Current terms apply and will be paid in accordance with current bonus program.
              2007 - If closing has not occurred by 3/1/07, BellSouth has option to set annual bonuses for 2007 so that a pro-rata portion of the bonus would be based on BellSouth performance (through closing).

PERFORMANCE
SHARES: At closing, performance shares will vest and payout pro-rata based on actual achievement of performance goals prior to the closing.
              Remaining performance shares will be forfeited. Payments will be made as soon as administratively practicable following the closing. Within 60 days following closing, AT&T will grant replacement performance shares (with new performance measures) in an amount approximately equal to the performance shares which were forfeited at closing.

SEVERANCE:    For 2 years following the closing, upon a qualifying termination of employment, officers covered by a CIC agreement are entitled to:

                   -    Severance pay - depends on Tier under CIC agreement:

                        -    Tier I - 3 times base plus 3 times target bonus

                        - Tier II - 2.5 times base plus 2.5 times target bonus

                        -    Tier III - 2 times base plus 2 times target bonus

                   - Bonus for year of termination - pro-rata based on greater of actual results or target

                   - Restricted Stock and Restricted Stock Units - fully vest as of date of termination

                   - Performance Shares - replacement AT&T performance shares fully vest as of date of termination and are paid out based on actual performance at end of performance period

                   -    NQDIP/NQDCP - fully vests as of date of termination

                   - Split Dollar and Supplemental Life - fully vests as of date of termination

                   -    SERP - treated as SERP service pension eligible

                   - Outplacement - available in accordance with CIC agreement

NOTE: A "qualifying termination" is a termination by AT&T of an employee's employment without cause or a termination by the employee with good reason (as those terms are defined in the applicable plan(s) or agreement(s)). Employees must give AT&T prompt notice of an event constituting good reason.

OVERVIEW ONLY - eligibility and benefits are controlled by the terms of the official Plan documents and Summary Plan Descriptions for the applicable severance plans, severance agreements, merger agreement and underlying benefit plans and programs.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

                  MERGER BENEFITS & COMPENSATION SUMMARY SHEET
                             FOR BELLSOUTH OFFICERS

BENEFITS:     From now until closing, the current benefit plans and compensation programs will continue in the normal course (however, BellSouth maintains the right to modify or terminate any of these programs in accordance with their terms). At closing, AT&T has agreed to continue the same aggregate level of compensation and benefits
              (under plans in effect on March 4, 2006) for former BellSouth employees until the later of 1 year following closing or 12/31/07.
              AT&T has also agreed to maintain certain plans (including the
              SERP, NQDCP/NQDIP, IADP and the executive life insurance plans)
              for at least 2 years without amendment adverse to participants.

BONUSES:      2005 - Not affected by deal and will be paid on March 10, 2006.
              2006 - Current terms apply and will be paid in accordance with current bonus program. 2007 - If closing has not occurred before 3/1/07, BellSouth has option to set annual bonuses for 2007 so that a pro-rata portion of the bonus would be based on BellSouth performance (through closing).

PERFORMANCE
SHARES: At closing, performance shares will vest and payout pro-rata based on actual achievement of performance goals. Remaining performance shares will be forfeited. Payments will be made by AT&T as soon as administratively practicable following the closing. Within 60 days following closing, AT&T will grant replacement performance shares
              (with new performance measures) in an amount approximately equal to the performance shares which were forfeited at closing.

SEVERANCE:    Because AT&T has no obligation to maintain employment, for 2 years following the closing AT&T will maintain a severance plan with the following terms for officers not covered by CIC agreements. Upon a qualifying termination:

                   -    Severance pay - 2 times base plus 1 times target bonus

                   -    Annual Bonus - pro-rated at target

                   - Health benefits - rule of 65 retiree medical and 6 months paid COBRA for others

                   - Restricted Stock and Restricted Stock Units - fully vest as of date of termination

                   - Performance Shares - replacement AT&T performance shares fully vest as of date of termination and are paid out based on actual performance at end of performance period

                   -    NQDIP/NQDCP - fully vests as of date of termination

                   - Split Dollar and Supplemental Life Insurance - fully vests as of date of termination

                   -    SERP - Enhanced as follows:

                        - 28 years of service treated as 30 (for purposes of age related discounts)

                        -    rule of 65 treated as SERP service pension eligible

                        - guaranteed 2 years of age and service under SERP from date of closing

                   -    Telephone concession - rule of 65 telephone concession

                   -    Outplacement - up to $15,000 for qualifying expenses

NOTE: A "qualifying termination" is a termination by AT&T of an employee's employment without cause or a termination by the employee with good reason (as those terms are defined in the applicable plan(s) or agreement(s)). Employees must give AT&T prompt notice of an event constituting good reason.

OVERVIEW ONLY - eligibility and benefits are controlled by the terms of the official Plan documents and Summary Plan Descriptions for the applicable severance plans, severance agreements, merger agreement and underlying benefit plans and programs.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

                  MERGER BENEFITS & COMPENSATION SUMMARY SHEET
                               FOR SENIOR MANAGERS

BENEFITS:     From now until closing, the current benefit plans and compensation programs will continue in the normal course (however, BellSouth maintains the right to modify or terminate any of these programs in accordance with their terms). At closing, AT&T has agreed to continue the same aggregate level of compensation and benefits
              (under plans in effect on March 4, 2006) for former BellSouth employees until the later of 1 year following closing or 12/31/07.
              AT&T has also agreed to maintain certain plans (including the
              SERP, NQDCP/NQDIP, IADP and the executive life insurance plans)
              for at least 2 years without amendment adverse to participants.

BONUSES:      2005 - Not affected by deal and will be paid on March 15, 2006.
              2006 - Current terms apply and will be paid in accordance with current bonus program. 2007 - If closing has not occurred by 3/1/07, BellSouth has option to set annual bonuses for 2007 so that a pro-rata portion of the bonus would be based on BellSouth performance (through closing).

PERFORMANCE
SHARES: At closing, performance shares will vest and payout pro-rata based on actual achievement of performance goals. Remaining performance shares will be forfeited. Payments will be made by AT&T as soon as administratively practicable following the closing. Within 60 days following closing, AT&T will grant replacement performance shares
              (with new performance measures) in an amount approximately equal to the value of the performance shares forfeited at closing.

SEVERANCE:    Because AT&T has no obligation to maintain employment, for 2 years following the closing AT&T will maintain a severance plan with the following terms. Upon a qualifying termination:

                   -    Severance pay - 7% of base pay per year of service
                        (minimum 50% and maximum 150%).

                   -    Bonus for year of termination - pro-rated at target

                   - Health benefits - rule of 65 retiree medical and 6 months paid COBRA for others

                   - Restricted Stock and Restricted Stock Units - fully vest as of date of termination

                   - Performance Shares - replacement AT&T performance shares fully vest as of date of termination and are paid out based on actual performance at end of performance period

                   -    NQDIP/NQDCP - fully vests as of date of termination

                   - Split Dollar and Supplemental Life (if applicable) - fully vests if rule of 65

                   -    SERP - Enhanced as follows:

                        - 28 years of service treated as 30 (for purposes of age related discounts)

                        -    rule of 65 treated as SERP service pension eligible

                        - guaranteed 2 years of age and service under SERP from date of closing

                   -    Telephone concession - rule of 65 telephone concession

                   -    Outplacement

NOTE: A "qualifying termination" is a termination by AT&T of an employee's employment without cause or a termination by the employee with good reason (as those terms are defined in the applicable plan(s) or agreement(s)). Employees must give AT&T prompt notice of an event constituting good reason.

OVERVIEW ONLY - eligibility and benefits are controlled by the terms of the official Plan documents and Summary Plan Descriptions for the applicable severance plans, severance agreements, merger agreement and underlying benefit plans and programs.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

                  MERGER BENEFITS & COMPENSATION SUMMARY SHEET
                               FOR DIRECTOR-LEVEL

BENEFITS:     From now until closing, the current benefit plans and compensation programs will continue in the normal course (however, BellSouth maintains the right to modify or terminate any of these programs in accordance with their terms). At closing, AT&T has agreed to continue the same aggregate level of compensation and benefits
              (under plans in effect on March 4, 2006) for former BellSouth employees until the later of 1 year following closing or 12/31/07.

BONUSES:      2005 - Not affected by deal and will be paid on March 15, 2006.
              2006 - Current terms apply and will be paid in accordance with current bonus program.
              2007 - If closing has not occurred by 3/1/07, BellSouth has option to set annual bonuses for 2007 so that a pro-rata portion of the bonus would be based on BellSouth performance (through closing).

PERFORMANCE
SHARES: At closing, performance shares will vest and payout pro-rata based on actual achievement of performance goals. Remaining performance shares will be forfeited. Payments will be made by AT&T as soon as administratively practicable following the closing. Within 60 days following closing, AT&T will grant replacement performance shares
              (with new performance measures) in an amount approximately equal to the value of the performance shares forfeited at closing.

SEVERANCE:    Because AT&T has no obligation to maintain employment, for 2 years following the closing AT&T will maintain a severance plan with the following terms. Upon a qualifying termination:

                   -    Severance pay - 7% of base pay per year of service
                        (minimum 50% and maximum 150%).

                   -    Bonus for year of termination - pro-rated at target

                   - Health benefits - rule of 65 retiree medical and 6 months paid COBRA for others

                   - Restricted Stock and Restricted Stock Units - fully vest as of date of termination

                   - Performance Shares - replacement AT&T performance shares fully vest as of date of termination and are paid out based on actual performance at end of performance period

                   -    Telephone concession - rule of 65 telephone concession

                   -    Outplacement

NOTE: A "qualifying termination" is a termination by AT&T of an employee's employment without cause or a termination by the employee with good reason (as those terms are defined in the applicable plan(s) or agreement(s)). Employees must give AT&T prompt notice of an event constituting good reason.

OVERVIEW ONLY - eligibility and benefits are controlled by the terms of the official Plan documents and Summary Plan Descriptions for the applicable severance plans, severance agreements, merger agreement and underlying benefit plans and programs.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

                  MERGER BENEFITS & COMPENSATION SUMMARY SHEET
                                  FOR MANAGERS

BENEFITS:     From now until closing, the current benefit plans and compensation programs will continue in the normal course (however, BellSouth maintains the right to modify or terminate any of these programs in accordance with their terms). At closing, AT&T has agreed to continue the same aggregate level of compensation and benefits
              (under plans in effect on March 4, 2006) for former BellSouth employees until the later of 1 year following closing or 12/31/07.

BONUSES:      2005 - Not affected by deal and will be paid on March 15, 2006.
              2006 - Current terms apply and will be paid in accordance with current bonus program. 2007 - If closing has not occurred by 3/1/07, BellSouth has option to set annual bonuses for 2007 so that a pro-rata portion of the bonus would be based on BellSouth performance (through closing).

SEVERANCE:    Because AT&T has no obligation to maintain employment, for 2 years following the closing AT&T will maintain a severance plan with the following terms. Upon a qualifying termination:

                   -    Severance pay - 7% of base pay per year of service
                        (minimum 50% and maximum 150%).

                   -    Bonus for year of termination - pro-rated at target

                   - Health benefits - rule of 65 retiree medical and 6 months paid COBRA for others

                   -    Telephone concession - rule of 65 telephone concession o
                        Outplacement

NOTE: A "qualifying termination" is a termination by AT&T of an employee's employment without cause or a termination by the employee with good reason (as those terms are defined in the applicable plans(s) or agreements(s)). Employees must give AT&T prompt notice of an event constituting good reason.

OVERVIEW ONLY - eligibility and benefits are controlled by the terms of the official Plan documents and Summary Plan Descriptions for the applicable severance plans, severance agreements, merger agreement and underlying benefit plans and programs.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.